Summary Prospectus
January 31, 2022, as amended March 10, 2022

Wasatch Micro Cap Value Fund®
Investor: WAMVX — Institutional: WGMVX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at wasatchglobal.com. You can also get this information at no cost by calling 800.551.1700 or by sending an email to shareholderservice@wasatchfunds.com. The Fund’s prospectus and statement of additional information, each dated January 31, 2022, as supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None
Maximum Account Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.50%	1.50%
Other Expenses	0.16%	0.11%
Total Annual Fund Operating Expenses	1.66%	1.61%
Expense Reimbursement	—	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.66%	1.60%
1	Wasatch Advisors, Inc., doing business as Wasatch Global Investors, (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares and the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% and 1.60%, respectively, of average daily net assets until at least January 31, 2023, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Micro Cap Value Fund — Investor Class	$169	$523	$902	$1,965
Micro Cap Value Fund — Institutional Class	$163	$507	$875	$1,910
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in micro cap companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities, typically common stock, of micro-capitalization companies. The Fund considers a company to be a micro-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $1.5 billion or the market capitalization of the largest company in the Russell Microcap® Index as of its most recent reconstitution date. The Russell Microcap Index reconstitution date is typically each year on or around July 1. As of the 2021 reconstitution date, the market capitalization of companies included in the Russell Microcap Index ranged from $14.8 million to $3.1 billion. The market capitalizations for the range of companies in the Russell Microcap Index are subject to change at its next reconstitution date.
The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies (companies that are incorporated in any country outside the United States and whose securities principally trade outside the United States). Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
While the Fund primarily invests in value companies, it may also invest in growth companies if the Advisor believes that a company’s current valuation is at a sufficient discount to its projected long-term earnings growth rate.
We use a “bottom-up” process of fundamental analysis to look for individual companies that we believe are temporarily undervalued but have significant potential for stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
We typically look for companies that we believe fall into one of these three categories at the time of purchase:
•	Undiscovered Gems — Companies with good growth potential that have yet to be broadly discovered by Wall Street analysts, thus leaving them attractively undervalued relative to their expected growth rate.
•	Fallen Angels — High quality growth companies that have experienced a temporary setback and therefore have appealing valuations relative to their long-term growth potential.
•	Value Momentum — Valuation that is inexpensive relative to a company’s history, but a catalyst for future growth has been identified.
The Fund may invest a large percentage of its assets in a particular region or market, including Europe and the United Kingdom.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, financials, health care, industrials, and information technology.
The Fund may invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:

Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Additional Market Disruption Risk. In February 2022, Russia commenced a military attack on Ukraine. In response, various countries, including the U.S., issued broad-ranging sanctions on Russia and certain Russian companies and individuals. Although the hostilities between the two countries may escalate and any existing or future sanctions could have a severe adverse effect on Russia’s economy, currency, companies and region, these events may negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions may have a negative effect on the Fund’s investments and performance beyond any direct or indirect exposure the Fund may have to Russian issuers or those of adjoining geographic regions. The sanctions and compliance with these sanctions may impair the ability of the Fund to buy, sell, hold or deliver Russian securities and/or other assets, including those listed on US or other exchanges. Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which the Fund may invest. Accordingly, there may be a heightened risk of cyberattacks by Russia in response to the sanctions. The extent and duration of the military action or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on the Fund’s investments as well as the Fund’s performance, and the value or liquidity of certain securities held by the Fund may decline significantly.
Global Pandemic Risk. The value of the Fund’s investments may be impacted by global health crises or other events. For example, an outbreak of the respiratory disease designated as Covid-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of Covid-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions; significant disruptions to business operations across many industries, to supply chains and to customer activity; and have resulted in event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in health care service preparation and delivery; and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant market volatility and disruption which may continue over extended periods. The ultimate impact of Covid-19 or other health emergencies on the domestic and global economies is impossible to predict accurately. Less developed countries and their health systems may be more vulnerable to these impacts. The impact of this Covid-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession and may adversely impact the value of an investment in the Fund.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited. As noted above, the Fund under normal market conditions invests at least 80% of its net assets (plus borrowings for investment purposes) in micro-capitalization companies as defined above measured at the time of purchase.  In pursuing its investment strategy, the Fund may hold such securities for long periods of time during which the market capitalization of such companies may increase due to market appreciation beyond the $1.5 billion or the market capitalization of the largest company in the Russell Microcap® Index (the “Appreciated Companies”).  In accordance with regulatory requirements, the Fund is not required to sell the portfolio holdings that have increased in value due to market appreciation beyond the definition of a micro-capitalization company and as a result, the Fund may at times have significant investments in the Appreciated Companies.  During periods when the Fund does not meet the 80% threshold due to the market appreciation of its holdings, the Fund’s future acquisitions will only be in companies meeting its micro-capitalization definition at the time of purchase.  In addition, to the extent the weighted average market capitalization of the Fund is higher than that of its benchmark or peers, the Fund’s performance compared to the benchmark or peers with similar strategies may differ.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. Value stocks include securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and potentially undervalued. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Liquidity Risk. The trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Efforts by the member countries of the EU to continue to unify their economic and monetary policies may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries. In addition, one or more countries may abandon the euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. In this regard, on January 31, 2020, the U.K. formally withdrew from the EU (commonly referred to as “Brexit”) and a transition period commenced while the U.K. negotiates its future relationship with the EU. There is considerable uncertainty about the potential consequences of Brexit, how negotiations of trade agreements will proceed, and how the financial markets will react. As the process unfolds, Brexit may cause greater market volatility and illiquidity, currency fluctuations, interest rate volatility, deterioration in economic activity, economic uncertainties, a decrease in business confidence, a decrease in trade, labor disruptions, political instability, increased likelihood of recession in the United Kingdom and regulatory uncertainty. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. The uncertainty of Brexit could have a significant impact on the business and financial results of companies in the U.K. and European countries and certain sectors within such countries. The United States and European countries are substantial trading partners of the U.K. The precise impact on the economy of the U.K. as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. Brexit has also led to legal uncertainties and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. The political, economic, trade and legal ramifications are not yet fully known and uncertainty about the U.K. relationship with the remaining members of the EU may continue to be a source of instability. Any of these effects of Brexit could adversely affect the European and U.K. companies in which the Fund may invest.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, e-commerce, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Financials Sector Risk. The financials sector includes companies in the banks, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of diversified financials, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.

Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector. Additionally, success in the internet services and infrastructure industry is subject to continued demand for internet services.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund over the time periods indicated to that of a broad-based market index.  After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary.  Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch Micro Cap Value Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2020	39.74%
Worst — 3/31/2020	-28.44%

Average Annual Total Returns (as of 12/31/21)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 7/28/2003)
Return Before Taxes	26.78%	21.77%	18.80%	N/A
Return After Taxes on Distributions	19.89%	18.12%	15.63%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	18.47%	16.72%	14.79%	N/A
Institutional Class (Inception Date 1/31/2020)
Return Before Taxes	27.26%	N/A	N/A	34.83%
Russell Microcap® Index* (reflects no deductions for fees, expenses or taxes)	19.34%	11.69%	13.62%	22.84%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*All rights in the Russell Microcap Index vest in the relevant LSE Group company, which owns this index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. This index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in this index or (b) investment in or operation of the Fund or the suitability of this index for the purpose it is being used herein.

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc. d/b/a Wasatch Global Investors
Portfolio Managers
Brian Bythrow, CFA Lead Portfolio Manager Since 2003	Thomas Bradley Associate Portfolio Manager Since January 31, 2022
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•	Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.

Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Investor: WAMVX — Institutional: WGMVX